                                                                   Exhibit 10.37

                             [FIELDWORKS LETTERHEAD]
                         SALES REPRESENTATIVE AGREEMENT


     This non-exclusive Sales Representative Agreement ("Agreement") is made as of the date of execution by FieldWorks, as recorded on Page 6, ("Execution Date") by and between


                  Company Name:

                       Address:

         City, State, Zip Code:

                         Voice:                                FAX:

("Representative"), and FieldWorks, Incorporated, located at 7631 Anagram Drive, Eden Prairie, MN 55344-7310 ("FieldWorks").

     Representative desires to promote the sales of certain products manufactured and sold by FieldWorks and FieldWorks desires to have Representative act as its representative in the sale of such products. In consideration of these promises and the covenants contained in this Agreement, the parties agree as follows.

     1. Appointment of Representative

          1.1 FieldWorks hereby appoints Representative as a non-exclusive sales representative for FieldWorks' products set forth on Exhibit A ("Products") as FieldWorks may amend from time to time upon notice of Representative. Representative shall be entitled to promote the sale of the Products only in the territory and/or markets as defined in Exhibit B.

          1.2 Representative agrees to use its best efforts to promote the sale of the Products and agrees to abide by all reasonable rules and regulations FieldWorks establishes for its sales representatives from time to time. Representative agrees that, during the term of this Agreement, Representative will not sell, promote or offer for sale, products which directly compete with or substitute for the Products.

          1.3 Representative will solicit and take orders for the Products and transmit the orders in writing to FieldWorks in the format approved by FieldWorks. FieldWorks reserves the right to accept, reject, modify or cancel in whole or in part any or all orders received and/or accepted for the Products, in its sole discretion. Representative's authority under this Agreement is limited to the solicitation and transmission to FieldWorks of orders, and Representative has no right or authority to make binding quotations, to accept any orders or to enter into any contracts or agreements whatsoever for or on behalf of FieldWorks. Representative is an independent contractor and not an agent or employee of FieldWorks.

          1.4 Representative understands that FieldWorks' Products will be marketed to and used by a wide variety of customers and in various market segments. Representative understands that other sales organizations may be operating in the same territory and/or markets as Representative.

                         SALE REPRESENTATIVE AGREEMENT


     2. Commissions

          2.1 For sales made by Representative for delivery within Representative's territory and/or market, FieldWorks shall pay Representative the commission rate set forth in Exhibit D. The commission shall become due and payable on the last day of the calendar month following the month in which FieldWorks received payment in full for the Product.

          2.2 Representative's commission rate and schedule, set forth in Exhibit D, is based on the Net Sales Price of the Products sold. As used herein, "Net Sales Price" shall mean the actual price received by FieldWorks after any adjustments for credits, returns, pricing adjustments, discounts, allowances, taxes, shipping charges, non-recurring or other factors which reduce the amount actually received by FieldWorks. Non-discountable items defined in the then current FieldWorks Commercial Price List are also non-commissionable. Commission will be paid only once on each Product that is sold.

          2.3 In the event of any dispute respecting commissions, commission splitting, or any other commission issue, final resolution of the matter shall be determined by FieldWorks' Sales Management. Shares of the full commission shall be awarded by FieldWorks based on the determination of the Sales Management, in his/her sole discretion, based upon the sales and support efforts of the parties involved.

          2.4 On sales of any Products, Representative's commission is set forth in Exhibit D. In the case of sales more than $400,000 USD per single Purchase Order, FieldWorks in its sole discretion is entitled to increase customer discount only in order to get customer sale. In such cases, agreements on the amount of commission must be made prior to FieldWorks' acceptance of the applicable order. In the event no written agreement is reached prior to acceptance of the order, the commission will be awarded at a minimum rate of 5%.

          2.5 Sales to federal government organizations under FieldWorks' GSA Authorized ADP Schedule Pricelist will be commissioned at a rate defined in Exhibit D.

          2.6 Representative acknowledges that FieldWorks may, in its sole discretion, pay commissions to Representative prior to receiving full and final payment from the customer. Representative agrees that, should FieldWorks not receive full payment for related Product shipped (such as returns or charge backs), FieldWorks shall be entitled to deduct such commission paid from other commissions to be paid to Representative, at FieldWorks' sole discretion. In the event that there is no commission for FieldWorks to deduct from, FieldWorks is entitled to seek full reimbursement. Representative agrees to cooperate and work with FieldWorks and the customer to secure the business and payment.

                         SALES REPRESENTATIVE AGREEMENT

     3. Sales Objective

          3.1 Representative understands and agrees that the establishment and achievement of a Sales Quota is the essence of this Agreement, and that failure by Representative to satisfy its obligation under this Section shall constitute a material breach of this Agreement, entitling FieldWorks to terminate this Agreement. As a result, Representative agrees that it will obtain orders which are accepted by FieldWorks in which the dollar amount received by FieldWorks totals at least the corresponding dollar amount specified in Exhibit C, as may be revised by the parties for renewal terms of this Agreement.

     4. Marketing and Business Obligations

          4.1 Representative agrees (a) to submit quarterly to FieldWorks a six month rolling sales forecast by model, (b) to follow up on leads supplied by FieldWorks within 5 days from the receipt thereof, (c) to actively sell and promote FieldWorks products.

          4.2 Representative agrees to initially purchase or lease one or more model of the FW7000 Series or FW5000 Series to be used in sales and the promotion of the Products. Representative and FieldWorks will split 50-50 the costs for the up-keep of the demonstration equipment which includes cosmetic appearance, factory upgrades and any other product revisions that may occur during the term of this Agreement.

          4.3 Representative agrees (d) to employ sufficient appropriately trained personnel at Representative's expense to represent and sell the Product adequately, and (e) to maintain Products in a clean, safe and professional condition.

          4.4 Representative agrees to, and hereby does, indemnify FieldWorks, its officers, directors, employees and agents against and hold each of them harmless from any and all claims, causes of action, damages, liabilities, costs and expenses (including attorneys fees) arising from any breach by Representative of any provision of this Agreement.

     5. Term and Termination

          5.1 Unless earlier terminated as provided in this Agreement, this Agreement shall commence as of the Execution Date and shall terminate one
     (1) year thereafter. This Agreement may be renewed for additional one (1) year terms upon written agreement of the parties which agreement must include mutual agreement as to the Sales Quota applicable to such renewal term. If the parties fail to agree in writing upon a renewal of this Agreement prior to the expiration of this Agreement, this Agreement shall automatically expire and terminate without further notice to either party.

          5.2 Either party can terminate this Agreement, with or without cause, on a thirty (30) days prior written notice to the other party.

                         SALES REPRESENTATIVE AGREEMENT

          5.3 If either party defaults in the performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party and, if the default is not remedied within thirty (30) days following receipt of such notice, the Agreement will be terminated (material breaches of this Agreement shall include, without limitation, failure to meet the sales quota).

          5.4 FieldWorks shall pay Representative commission on sales of Products resulting from orders taken by Representative during the 30-day notice period provided for in Section 5.2, provided that FieldWorks has received payment in full for such orders within three months after the date of termination hereof. Section 6 shall survive any termination or expiration of this Agreement.

     6. Confidentiality

          6.1 Representative agrees that in the course of business dealings with FieldWorks, certain valuable, proprietary and confidential information of FieldWorks is likely to become known to Representative, including, without limitation, such information as equipment and software design information, documentation, prospect and customer lists, key employee names, pricing, discount, and commission structures, production volumes, and similar information (hereinafter "Proprietary Information"). Representative agrees that the Proprietary Information is the sole and exclusive property of FieldWorks and shall be treated as confidential. Representative shall not disclose the Proprietary Information in any manner without the prior written approval of FieldWorks and shall take reasonable measures to prevent any unauthorized disclosure by its employees, agents, contractors or consultants during the term hereof including appropriate individual nondisclosure agreements. Representative may use the Proprietary Information during the term of this Agreement only as permitted or required for Representative's performance hereunder.

          6.2 The obligations set forth in Section 6.1 shall not apply to any information which is or becomes known to the general public through no fault of Representative, or which Representative can prove by written records was known to Representative at the time of its receipt thereof from FieldWorks, or which has been rightfully obtained by Representative from a third party. The provisions of Section 6 shall survive any termination or expiration of this Agreement.

                         SALES REPRESENTATIVE AGREEMENT

     7. General

          7.1 This Agreement, including the Exhibits hereto which are incorporated herein by reference, constitute the entire Agreement between the parties and supersedes all prior and contemporaneous Agreements, understandings, negations and discussions, whether written or oral.

          7.2 Any dispute between the parties arising out of or in connection with this Agreement, if not resolved by mutual agreement between the parties, shall be settled by binding arbitration under the rules of the Commercial Arbitration Rules of the American Arbitration Association. In the event of any such dispute or difference, either party may give to the other party written notice that the matter shall be settled by arbitration. Such arbitration shall be conducted in Hennepin County, Minnesota. An award by arbitration may be entered as final judgment in any court having jurisdiction in the matter or application may be made to such a court for acceptance of the award and for an order of compliance.

          7.3 Representative shall pay all expenses incidental to the performance of its duties hereunder, including payroll taxes, salaries, wages or commissions for employees, transportation and travel expenses and the expense of maintaining such office as Representative shall deem desirable.

          7.4 All modifications, amendments, and/or waivers to this Agreement, less exhibits, shall be in writing and signed by both parties. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

          7.5 In no event shall FieldWorks be liable to Representative, a customer or any other party for loss of profits, indirect, special, consequential or incidental damages arising out of this Agreement even if FieldWorks shall have been advised of the possibility of such potential loss or damage by Representative or Representative's customers. In no event shall FieldWorks be liable for any damages in excess of the aggregate amounts actually paid by Representative to FieldWorks under this Agreement.

          7.6 Representative may not assign, delegate or transfer any of its rights or obligations under this Agreement, without the prior written consent of FieldWorks. Any attempted assignment, delegation or transfer by Representative without such consent shall be void.

          7.7 If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed stricken from the Agreement and the remainder of the Agreement shall continue in full force and effect.

          7.8 This Agreement does not make either party the employee, agent or legal representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. Each party is acting as an independent contractor.

                         SALES REPRESENTATIVE AGREEMENT

          7.9 Notices permitted or required to be given hereunder shall be deemed sufficient if given by (a) registered or certified mail, postage prepaid, return receipt requested, (b) private courier service, or (c) facsimile addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon (1) receipt by the party to which notice is given, or (2) on the fifth (5th) day following mailing, whichever occurs first.

          7.10 If the performance of this Agreement or any obligation hereunder (other than the payment of monies due owing hereunder) is prevented, restricted or interfered with by reason of any event or condition beyond the reasonable control of such party (including without limitation acts of State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy or other supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion), the party so affected shall be excused from such performance, only for so long as and to the extent that such a force prevents, restricts or interferes with the party's performance and provided that the party affected gives notice thereof to the other party and uses diligent efforts to remedy such event or conditions.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below.



                 FIELDWORKS INCORPORATED
      ------------------------------------------------             -------------------------------------------------
                                                                            (Representative Company Name)

      ------------------------------------------------             -------------------------------------------------
         (signature of Authorized Representative)                      (signature of Authorized Representative)

      ------------------------------------------------             -------------------------------------------------
          (print Authorized Representative name)                        (print Authorized Representative name)

      ------------------------------------------------             -------------------------------------------------
                          (title)                                                      (title)

      ------------------------------------------------             -------------------------------------------------
                     (Execution Date)                                                   (date)


                         SALES REPRESENTATIVE AGREEMENT


                                    EXHIBIT A
                                  The Products


Agreement includes

                         SALES REPRESENTATIVE AGREEMENT

                                    EXHIBIT B
                           Territory/Market Boundaries

The Products described in Exhibit A may only be sold and shipped by SR to the following geographic territory and/or markets:

Inclusions:

The Territory includes:


The Market Segment includes:


Exclusions:


     All OEM sales are excluded under the commission schedule shown in EXHIBIT C under this Agreement. Any other applicable market segments found by Representative are to be discussed with FieldWorks as they arise for consideration for representation.

                         SALES REPRESENTATIVE AGREEMENT

                                    EXHIBIT C
                                   Sales Quota

     For the consecutive Twelve (12) month period beginning on the Execution Date, the total U.S. Dollar amount sold by Representative and assigned as Quota for the period is

                       $
                       ------------------------------------

The Quota is distributed throughout the period as follows:

--------------------- ------------------ ------------------ ------------------- ------------------ ----------------------
       QTR -                QTR -              QTR -              QTR -               QTR -             Quota Total
--------------------- ------------------ ------------------ ------------------- ------------------ ----------------------
$                     $                  $                  $                   $                  $
--------------------- ------------------ ------------------ ------------------- ------------------ ----------------------



Example: The following illustrates how to complete the Quota commitment table for an agreement with an Execution Date of April 25th, 1999 with a Quota total of $400,000:


       Record the appropriate calendar quarters (1, 2, 3, 4) beginning at
         |                     the Execution Date.
         |
         |    /--------- Record the corresponding year.
         |   /
        /   /
 ------/---/- ------------ ------------ ------------ ------------ -------------
      /   /
 QTR 2 -1999  QTR 3 -1999  QTR 4 -1999  QTR 1 -2000  QTR 2 -2000   Quota Total
 ------------ ------------ ------------ ------------ ------------ -------------

   $ 70,000     $ 90,000    $ 110,000    $ 100,000     $ 30,000     $ 400,000
 ----/------- ------------ ------------ ------------ ------------ ---------\---
    /                                                                       \
   |      Record the total quota commitment for the agreement period.--------
   |
Record the dollar amount of the Quota Commitment for the corresponding quarter.

                         SALES REPRESENTATIVE AGREEMENT

                                    EXHIBIT D
                          Commission/Discount Schedule


Quantity for End Users is per single Purchase Order, or written volume purchase commitment over defined period of time.


=====================================================================================================================
                                                   FW2000 Series *
======================================================================================================================
                                                 Sales to End Users
---------------------------------------- -------------------------------------- --------------------------------------
               Quantity                            Customer Discount                  Representative Commission
---------------------------------------- -------------------------------------- --------------------------------------
                  1-9                                     0%                                     6%
---------------------------------------- --------------------------------------
                 10-24                                    7%
---------------------------------------- --------------------------------------
                 25-49                                    9%
---------------------------------------- --------------------------------------
                 50-99                                    12%
---------------------------------------- -------------------------------------- --------------------------------------
                 100+                                   (quote)                             (Negotiable)
======================================================================================================================
                                        Sales to System Integrators/Resellers
---------------------------------------- -------------------------------------- --------------------------------------
            (any quantity)                                15%                                    5%
======================================== ====================================== ======================================



======================================================================================================================
                                                   FW5000 Series *
======================================================================================================================
                                                 Sales to End Users
---------------------------------------- -------------------------------------- --------------------------------------
               Quantity                            Customer Discount                  Representative Commission
---------------------------------------- -------------------------------------- --------------------------------------
                  1-9                                     0%                                     6%
---------------------------------------- --------------------------------------
                 10-24                                    7%
---------------------------------------- --------------------------------------
                 25-49                                    9%
---------------------------------------- --------------------------------------
                 50-99                                    12%
---------------------------------------- -------------------------------------- --------------------------------------
                100-249                                 (quote)                             (Negotiable)
======================================================================================================================
                                        Sales to System Integrators/Resellers
---------------------------------------- -------------------------------------- --------------------------------------
            (any quantity)                                15%                                    5%
======================================== ====================================== ======================================



======================================================================================================================
                                                  FW7000 Series **
======================================================================================================================
                                                 Sales to End Users
---------------------------------------- -------------------------------------- --------------------------------------
               Quantity                            Customer Discount                  Representative Commission
---------------------------------------- -------------------------------------- --------------------------------------
                  1-9                                     0%                                     10%
---------------------------------------- --------------------------------------
                 10-24                                    7%
---------------------------------------- --------------------------------------
                 25-49                                    9%
---------------------------------------- --------------------------------------
                 50-99                                    12%
---------------------------------------- -------------------------------------- --------------------------------------
                100-249                                   14%                               (Negotiable)
======================================================================================================================
                                        Sales to System Integrators/Resellers
---------------------------------------- -------------------------------------- --------------------------------------
            (any quantity)                                15%                                    5%
======================================== ====================================== ======================================



* Representative Commission is 6% on GSA Orders for FW2000 & FW5000 Series product.
** Representative Commission is 10% on GSA Orders for FW7000 Series product.

                         SALES REPRESENTATIVE AGREEMENT

                                    EXHIBIT E
                    Modifications, Amendments, and/or Waivers

The modifications, amendments, and/or waivers, as delineated below, shall apply to this Agreement:

     (Reference Section numbers (e.g., "Section 1.2", "Section 2.1 (last sentence)", Section 2.3 (3rd sentence, etc.), and describe changes in terms of "Add:", "Replace:", "Delete:", "Change to read:", "Add at the end of Section:", etc.)